SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 17, 2004

STANDARD MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana 46280

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(317) 574-6200

N/A

(Former name or former address, if changed since last report)

Item 7 – Financial Statements and Exhibits.
Item 12 – Results of Operation and Financial Condition.
SIGNATURES
EX-99.1 PRESS RELEASE DATED MAY 17, 2004

Item 7 – Financial Statements and Exhibits
Item 12 – Results of Operation and Financial Conditions
EX-99.1 Press Release dated May 17, 2004

Item 7 – Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this Report:

     99.1 — Press Release of Standard Management Corporation (May 17, 2004)

Item 12 – Results of Operation and Financial Condition.

     Standard Management Corporation is filing as Exhibit 99.1 to this Form 8-K a press release issued on May 17, 2004 announcing its financial results for the first quarter of 2004.

     The information in this report and the exhibit is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement filed by Standard Management Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION
By:	/s/ Stephen M. Coons
	Name:	Stephen M. Coons
	Title:	Executive Vice President and General Counsel

Dated: May 18, 2004